Exhibit 10.1

August 17, 2020

P&F INDUSTRIES, INC., as Borrower Agent

445 Broadhollow Road
Suite 100
Melville, New York 11747

Attn: Joseph A. Molino, Jr.

Second Modification Regarding Payroll Protection Program Consent

Ladies and Gentlemen:

Reference is made to (a) that certain Second Amended and Restated Loan and Security Agreement, dated as of April 5, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech” and together with P&F and Florida Pneumatic, collectively, the “Borrowers” and each, a “Borrower”), JIFFY AIR TOOL, INC., a Delaware corporation (“Jiffy”), ATSCO HOLDINGS CORP., a Delaware corporation (“ATSCO”), BONANZA PROPERTIES CORP., a Delaware corporation (“Properties”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), EXHAUST TECHNOLOGIES, INC., a Delaware corporation, (“Exhaust”), and HY-TECH ILLINOIS, INC., a Delaware corporation formerly known as DaVinci Purchase Corp. (“HTI”; and together with Jiffy, ATSCO, Properties, Continental, Countrywide, Embassy and Exhaust, collectively, “Guarantors” and each, a “Guarantor”), the financial institutions party from time to time to the Loan Agreement as “Lenders” (collectively, “Lenders”), and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as agent for Lenders (“Agent”), and (b) that certain letter agreement dated April 17, 2020, regarding the Payroll Protection Program Consent, among Borrowers, Guarantors, Lenders and Agent, as modified by that certain letter modification entitled “Modification Regarding Payroll Protection Program Consent” dated May 28, 2020, among Borrowers, Guarantors, Lenders and Agent (as so modified, the “Consent Letter”). Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Consent Letter and, if not defined therein, as attributed thereto in the Loan Agreement.

Pursuant to the Consent Letter, Agent and Lenders consented to the incurrence by P&F of the PPP Loan, subject to certain conditions, including that Borrowers and Guarantors “promptly take all applicable actions, not later than 45 days after the eight-week period immediately following receipt of the PPP Loan proceeds, to apply for forgiveness of the PPP Loan in accordance with the Payroll Protection Program (and provide documentation, and status, of such forgiveness to Agent).” (the “Forgiveness Application Condition”).

Notwithstanding anything in the Consent Letter to the contrary, Agent and Lenders hereby waive the Forgiveness Application Condition.

Each of Borrowers and Guarantors hereby reaffirms, and the effectiveness of both Agent’s and Lenders’ consent to the incurrence of the PPP Loan on an unsecured basis under the Consent Letter and the foregoing waiver of the Forgiveness Application Condition is subject to, the following: (i) Borrowers’ and Guarantors’ acknowledgment and agreement that the PPP Loan shall be deemed not to constitute Debt under the Loan Agreement for any purpose except to the extent the PPP Loan is outstanding from and after the first anniversary of the date the PPP Loan is incurred (or such later date as Agent shall otherwise agree in writing); (ii) the agreement of Borrowers and Guarantors to (A) provide Agent with true, correct and complete copies of the PPP Loan application and related loan documentation and (B) use the proceeds of the PPP Loan solely for allowable purposes (whether or not forgivable) under the Payroll Protection Program; and (iii) Borrowers’ and Guarantors’ representations that (A) the PPP Loan shall remain unsecured and shall not adversely affect any right, remedy or Lien of Agent with respect to the Obligations under the Loan Agreement and (B) except as has been obtained, no consent of any other person or entity (including, without limitation, shareholders or creditors of any Borrower or Guarantor) is required in connection with the incurrence of the PPP Loan.

This letter agreement is limited solely to the specific matters listed above and shall not be deemed to be a waiver of any Default or Event of Default or a waiver of, consent to or an amendment of any other provision of the Loan Agreement, any other Loan Document or the Consent Letter. Each of Borrowers and Guarantors hereby represents and warrants that no Default or Event of Default has occurred and is continuing on the date hereof. All terms of the Loan Agreement, the other Loan Documents and the Consent Letter, as modified hereby, remain in full force and effect. Execution and delivery of an executed counterpart of this letter agreement by facsimile transmission, electronic mail in pdf form or other electronic signature shall be as effective as execution and delivery of a manually executed counterpart hereof.

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This letter agreement shall not become effective unless and until it has been accepted and agreed to in writing by Borrowers and Guarantors, which acceptance and agreement shall be evidenced by Borrowers’ and Guarantors’ signing a copy of this letter agreement in the space indicated below and returning the same to Agent.

Very truly yours,

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Senior Director

ACKNOWLEDGED AND AGREED:

BORROWERS:

P&F INDUSTRIES, INC.

FLORIDA PNEUMATIC MANUFACTURING

CORPORATION

HY-TECH MACHINE, INC.

By:	/s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

GUARANTORS:

ATSCO HOLDINGS CORP.

JIFFY AIR TOOL, INC.,

BONANZA PROPERTIES CORP.,

CONTINENTAL TOOL GROUP, INC.

COUNTRYWIDE HARDWARE, INC.

EMBASSY INDUSTRIES, INC.

EXHAUST TECHNOLOGIES, INC.

HY-TECH ILLINOIS, INC.

By:	/s/ Joseph A. Molino, Jr.

Name: Joseph A. Molino, Jr.

Title: Vice President

[Second Modification Regarding Payroll Protection Program Consent]